EXHIBIT 99.2

                  Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                           For the quarter ended         For the year ended
                                                              December 31,                  December 31,
                                                           ---------------------         ------------------
(Dollars in thousands)                                                            %                             %
Income Statement Data                                        1998      1997     Change     1998       1997    Change
                                                           -----------------------------------------------------------

Revenues                                                  $  393,883  $370,868      6%  $1,542,372  $ 1,414,386      9%
Cost of services                                              91,101    84,840      7%     359,762      333,561      8%
Sales and marketing expenses                                  13,529     7,301     85%      47,325       46,073      3%
Depreciation and amortization                                 64,365    61,465      5%     257,844      235,812      9%
Other operating expenses                                     180,495   159,103     13%     688,624      592,008     16%
Operating income                                              44,393    58,159    -24%     188,817      206,932     -9%
Special items (1)                                             (4,343)        -             (10,648)    (191,090)
Operating income including special items                      40,050    58,159    -31%     178,169       15,842   1025%
Investment and other income                                   18,580     8,789    111%      53,916       42,931     26%
Interest expense                                              27,666    27,995     -1%     112,239      107,584      4%
Special items (2)                                            (31,905)   78,734             (34,239)      72,504
Income taxes                                                  (3,852)   36,950   -110%      22,337        7,383    203%
Convertible preferred dividends                                1,553     1,553      0%       6,210        6,210      0%
Net income as reported                                         1,358    79,184    -98%      57,060       10,100    465%
Net income excluding special items                            23,730    28,007    -15%      85,658       94,087     -9%
Net income excluding special items and ELI                    31,926    36,014    -11%     120,376      117,912      2%

Cash Flow and Capital Expenditure Data (excludes special items)
EBITDA  (3)                                                  127,337   132,414     -4%     500,577      485,676      3%
EBITDA excluding ELI  (3)                                    142,199   136,063      5%     545,190      511,945      6%
Cash flow from operations                                     37,852    54,443    -30%     268,940      260,553      3%
Cash flow from operations excluding ELI                       45,121    53,592    -16%     305,716      277,742     10%
Capital expenditures                                         181,676   206,253    -12%     522,032      524,489      0%
Capital expenditures excluding ELI                           122,204   150,345    -19%     322,032      399,940    -19%
Free cash flow  (4)                                         (143,824) (151,810)     5%    (253,092)    (263,936)     4%
Free cash flow excluding ELI  (4)                            (77,083)  (96,753)    20%     (16,316)    (122,198)    87%

Select Balance Sheet Data
Cash and investments                                                                    $  446,683  $   433,662      3%
Total assets                                                                             5,292,932    4,872,852      9%
Net plant                                                                                4,048,623    3,667,793     10%
Long-term debt                                                                           1,900,246    1,706,532     11%
Equity (5)                                                                               1,994,021    1,880,461      6%
Shares of common stock outstanding                                                         259,149      258,609      0%
Weighted average shares outstanding (6)                      259,679   258,868      0%     258,879      260,226     -1%

Per-Share Data (6)
Basic and diluted net income per share of
  common stock as reported                                $      .01  $    .31    -97%  $      .22  $       .04    450%
Basic net income per share of common stock
  excluding special items                                 $      .09  $    .11    -18%  $      .33  $       .36     -8%
Basic net income per share of common stock
  excluding special items and ELI                         $      .12  $    .14    -14%  $      .47  $       .45      4%
Operating cash flow per share                             $      .14  $    .21    -33%  $     1.01  $       .89     13%
Operating cash flow per share excluding special items     $      .15  $    .21    -29%  $     1.04  $      1.00      4%
Operating cash flow per share excluding special items
  and ELI                                                 $      .17  $    .21    -19%  $     1.18  $      1.07     10%
Book value per share                                                                    $     6.93  $      6.45      7%

Other Financial Data
Long-term debt to long-term debt and equity                                                    49%          48%
Long-term debt to long-term debt and equity excluding ELI                                      44%          47%
Interest coverage (7)                                           3.3x      7.4x                4.1x         3.4x
Interest coverage excluding special items  (7)                  4.6x      4.7x                4.5x         4.5x
Interest coverage excluding special items and ELI  (7)          5.1x      4.9x                4.9x         4.8x
Common equity market capitalization (in billions)                                       $     2.1   $      2.4
Equity market capitalization (in billions) (8)                                          $     2.2   $      2.6
Market capitalization (in billions) (9)                                                 $     4.1   $      4.4
ELI public enterprise value (in billions) (10)                                          $     0.7   $      0.8

(1) For 1998, special items include Y2K and separation costs. For 1997, special items  include the charges to earnings for certain  assets deemed no longer recoverable,  the effects of certain  regulatory  commission orders and the cutback of certain long distance service operations.
(2) For 1998, special items include the write down of the Company's  investment in HTCC and the cumulative effect in accounting principle at ELI. For 1997, special items  include the  nonoperating  gain on sale of subsidiary  stock offset by charges to earnings for certain regulatory commission orders.
(3) Earnings  before  interest   expense,   income  taxes,   depreciation   and
    amortization.
(4) Cash flow from operations less capital expenditures.
(5) Includes convertible preferred securities.
(6) Adjusted for  subsequent  stock  dividends  and stock splits and used in the calculation of all per share data.
(7) EBITDA divided by interest expense.
(8) Includes market value of convertible preferred securities.
(9) Equity market capitalization plus market value of long-term debt.
(10) Includes common equity market capitalization plus net debt.
Note: Quarter ended information is not presented where it is the same as year to date.

                    Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                     For the quarter ended             For the year ended
                                                         December 31,                     December 31,
                                                     ---------------------           -----------------------
                                                                             %                                 %
(Dollars in thousands, except operating data)          1998       1997     Change       1998       1997      Change
                                                     ------------------------------  ---------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services                              $ 116,686  $ 100,606      16%   $  432,018   $  403,990        7%
Local network services                                  67,486     61,293      10%      262,239      250,521        5%
Long distance services                                  21,962     27,706     -21%       96,584      104,914       -8%
Directory services                                       7,934      7,693       3%       31,691       31,982       -1%
Other                                                    9,816     12,496     -21%       44,914       48,922       -8%
Eliminations (1)                                        (9,321)    (6,242)     49%      (32,407)     (23,573)      37%
Total revenues                                         214,563    203,552       5%      835,039      816,756        2%
Cost of services (network expenses)                     21,899     19,387      13%       89,514       96,303       -7%
Sales and marketing expenses                             3,992      5,265     -24%       19,744       32,168      -39%
Depreciation                                            44,467     45,618      -3%      181,656      175,363        4%
Other operating expenses                               110,962    101,272      10%      414,772      399,693        4%
Eliminations (1)                                       (10,117)    (6,968)     45%      (35,468)     (26,914)      32%
Operating income                                        43,360     38,978      11%      164,821      140,143       18%
Special items (2)                                       (2,914)         -                (7,254)    (142,723)
Operating income/(loss) including special items         40,446     38,978       4%      157,567       (2,580)    6207%
Operating margin                                           20%        19%                   20%          17%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                              $  87,827  $  84,596       4%   $  346,477   $  315,506       10%
Capital expenditures                                    69,945     90,851     -23%      201,453      263,011      -23%
Free cash flow (4)                                      17,882     (6,255)    386%      145,024       52,495      176%
EBITDA margin  (5)                                         41%        42%                   41%          39%

Select Balance Sheet Data
Total assets                                                                         $2,434,183   $2,379,936        2%
Net plant                                                                             2,122,794    2,024,220        5%

Operating Data
Access lines                                                                            951,513      895,880        6%
Long distance customers- in territory                                                   230,871      236,000       -2%
                       - out of territory                                                 8,101       22,000      -63%
                       - total                                                          238,972      258,000       -7%
Revenue per access line                              $     225  $     227      -1%   $      878   $      912       -4%
In-territory access minutes of use (in millions)         1,073      1,147      -6%        4,526        4,496        1%
Citizens' long distance minutes of use (in millions)
                                      -in territory        119        121      -2%          483          435       11%
                                      -out of territory     35         99     -65%          221          414      -47%
                                      -total               154        220     -30%          704          849      -17%
Citizens' long distance in territory minutes of use market share                            19%          20%
Citizens' long distance in territory customer market share                                  24%          26%


(1) Eliminations represent  network access  revenues  received by the Company's local exchange operations from its long-distance and competitive  local exchange operations.
(2) For 1998, special items include Y2K and separation costs. For 1997, special items include the charge to earnings.
(3) Operating income excluding special items plus depreciation. This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.
(5) Operating cash flow divided by total revenues.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                      For the quarter ended                For the year ended
                                                          December 31,                        December 31,
                                                      ----------------------            -------------------------
                                                                                %                                    %
(Dollars in thousands, except operating data)            1998       1997      Change        1998        1997       Change
                                                      --------------------------------- ------------------------------------
Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Network services                                       $  10,102   $ 10,222        -1%     $  36,589   $  33,522         9%
Local telephone services                                  14,389      4,429       225%        38,169      10,565       261%
Long distance services                                     6,076      2,042       198%        12,309       8,140        51%
Data services                                              3,149      2,267        39%        13,813       8,857        56%
Eliminations (1)                                            (796)      (726)       10%        (3,061)     (3,341)       -8%
Total revenues                                            32,920     18,234        81%        97,819      57,743        69%
Cost of services (network expenses)                       19,568      5,329       267%        50,957      29,546        72%
Gross margin                                              13,352     12,905         3%        46,862      28,197        66%
Sales and marketing expenses                               9,537      5,189        84%        27,581      13,905        98%
Depreciation                                               5,248      4,274        23%        17,002      11,167        52%
Other operating expenses                                  23,388     15,365        52%        77,926      40,561        92%
Operating loss                                           (24,821)   (11,923)     -108%       (75,647)    (37,436)     -102%
Special items (2)                                           (276)         -                     (276)    (10,765)
Operating loss including special items                   (25,097)   (11,923)     -110%       (75,923)    (48,201)      -58%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                $ (19,573)  $ (7,649)     -156%     $ (58,645)  $ (26,269)     -123%
Capital expenditures                                      59,472     55,908         6%       200,000     124,549        61%
Free cash flow (4)                                       (79,045)   (63,557)      -24%      (258,645)   (150,818)      -71%

Select Balance Sheet Data
Total assets                                                                               $ 532,309   $ 359,962        48%
Gross plant - owned                                                                          528,582     328,664        61%
            - leased                                                                         108,541      87,426        24%
            - total                                                                          637,123     416,090        53%

Operating Data
Route miles                                                                                    3,091       2,494        24%
Fiber miles                                                                                  181,368     140,812        29%
Customers                                                                                      1,644       1,165        41%
Buildings connected                                                                              766         610        26%
Employees                                                                                      1,090         573        90%
Revenue per employee                                   $  30,202   $ 31,822        -5%     $  89,742   $ 100,773       -11%


(1) The Company's facilities based Competitive Local Exchange Carrier (CLEC) subsidiary, Electric Lightwave, Inc.
    (ELI). Eliminations  reflect  intercompany  activity  between the Company's CLEC and communications operations.
(2) For 1998,  special items include Y2K and separation costs. For 1997, special items include the charge to earnings.
(3) Operating loss excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                       Sector Financial and Operating Data

                                                     For the quarter ended                 For the year ended
                                                         December 31,                         December 31,
                                                    ------------------------            -------------------------
                                                                               %                                    %
(Dollars in thousands, except operating data)          1998        1997      Change         1998        1997      Change
                                                    ----------------------------------  -----------------------------------
Citizens Public Services
Select Income Statement Data
Revenues
Residential distribution                               $ 73,048    $ 80,695       -9%    $   307,440  $  298,866        3%
Commercial distribution                                  44,568      43,565        2%        181,669     135,671       34%
Industrial distribution                                  22,766      19,574       16%         87,924      74,856       17%
Municipal distribution                                    2,722       3,450      -21%         11,922      12,136       -2%
Total distribution                                      143,104     147,284       -3%        588,955     521,529       13%
Transportation / transmission                             1,212       1,477      -18%          5,262       5,316       -1%
Other                                                     2,084         321      549%         15,297      13,042       17%
Total revenues                                          146,400     149,082       -2%        609,514     539,887       13%
Cost of services (1)                                     59,751      67,092      -11%        254,759     234,626        9%
Gross margin                                             86,649      81,990        6%        354,755     305,261       16%
Depreciation                                             14,650      11,573       27%         59,186      49,282       20%
Other operating expenses                                 46,144      39,313       17%        195,926     151,754       29%
Operating income                                         25,855      31,104      -17%         99,643     104,225       -4%
Special items (2)                                        (1,153)          -                   (3,118)    (37,602)
Operating income including special items                 24,701      31,104      -21%         96,525      66,623       45%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                $ 40,505    $ 42,677       -5%    $   158,829  $  153,507        3%
Capital expenditures                                     44,758      51,204      -13%         95,456     103,595       -8%
Free cash flow (4)                                       (4,253)     (8,527)      50%         63,373      49,912       27%

Select Balance Sheet Data
Total assets                                                                             $ 1,631,635  $1,580,181        3%
Net plant                                                                                  1,344,643   1,269,271        6%

Operating Data
Customers                                                                                    867,300     845,600        3%
Employees                                                                                      1,787       1,719        4%
Customers per employee                                                                           485         492       -1%
Gross margin (net revenue) per employee                $ 48,489    $ 47,696        2%    $   198,520  $  177,581       12%


(1) Natural gas, electric energy and fuel oil purchased.
(2) For 1998, special items include Y2K and separation costs.  For 1997, special items include the charge to earnings.
(3) Operating income excluding special items plus depreciation. This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                      For the quarter ended                 For the year ended
                                                           December 31,                        December 31,
                                                     -------------------------            ------------------------
                                                                                 %                                   %
(Dollars in thousands, except operating data)           1998         1997      Change        1998        1997      Change
                                                     -----------------------------------  ----------------------------------
Citizens Public Services

Gas
Select Income Statement Data
Revenues
Residential distribution                                $ 32,573     $ 43,341      -25%     $ 150,386   $ 145,016        4%
Commercial distribution                                   25,790       25,801        0%       109,259      64,004       71%
Industrial distribution                                   12,905        8,495       52%        47,497      30,366       56%
Municipal distribution                                       703          935      -25%         3,657       3,251       12%
Total distribution                                        71,971       78,572       -8%       310,799     242,637       28%
Transportation                                               622          803      -23%         2,435       2,622       -7%
Other                                                      2,958         (127)    2429%        12,189       6,839       78%
Total revenues                                            75,551       79,248       -5%       325,423     252,098       29%
Cost of services (gas purchased)                          39,596       45,302      -13%       166,829     139,900       19%
Gross margin                                              35,955       33,946        6%       158,594     112,198       41%
Depreciation                                               6,955        3,672       89%        24,084      15,587       55%
Other operating expenses                                  18,726       16,258       15%        90,753      54,704       66%
Operating income                                          10,274       14,016      -27%        43,757      41,907        4%
Special items (1)                                           (567)           -                  (1,532)    (12,707)
Operating income including special items                   9,707       14,016      -31%        42,225      29,200       45%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                 $ 17,229     $ 17,688       -3%     $  67,841   $  57,494       18%
Capital expenditures                                      18,275       23,684      -23%        45,768      47,880       -4%
Free cash flow (3)                                        (1,046)      (5,996)      83%        22,073       9,614      130%

Select Balance Sheet Data
Total assets                                                                                $ 554,028   $ 530,696        4%
Net plant                                                                                     444,126     423,533        5%

Operating Data
Customers                                                                                     457,200     446,100        2%
Employees                                                                                         958         923        4%
Customers per employee                                                                            477         483       -1%
Gross margin (net revenue) per employee                 $ 37,531     $ 36,778        2%     $ 165,547   $ 121,558       36%
Billion Cubic Feet of gas throughput (BCF)                  29.0         25.0       16%         108.8        80.3       35%


(1) For 1998,  special items include Y2K and separation costs. For 1997, special items include the charge to earnings.
(2) Operating income excluding special items plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                       For the quarter ended                For the year ended
                                                           December 31,                        December 31,
                                                      ------------------------            ------------------------
                                                                                 %                                   %
(Dollars in thousands, except operating data)            1998        1997      Change        1998        1997      Change
                                                      ----------------------------------  ----------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                                $  17,918    $ 19,544       -8%    $   80,887  $   83,108       -3%
Commercial distribution                                    14,410      13,909        4%        57,617      57,455        0%
Industrial distribution                                     9,598      10,847      -12%        39,393      43,529      -10%
Municipal distribution                                      2,019       2,515      -20%         8,265       8,885       -7%
Total distribution                                         43,945      46,815       -6%       186,162     192,977       -4%
Transmission                                                  590         674      -12%         2,827       2,694        5%
Other                                                         553        (833)     166%         1,318       2,399      -45%
Total revenues                                             45,088      46,656       -3%       190,307     198,070       -4%
Cost of services (electric energy and fuel oil purchased)  20,155      21,790       -8%        87,930      94,726       -7%
Gross margin                                               24,933      24,866        0%       102,377     103,344       -1%
Depreciation                                                5,104       5,428       -6%        22,733      22,195        2%
Other operating expenses                                   12,683       8,796       44%        51,898      45,372       14%
Operating income                                            7,146      10,642      -33%        27,746      35,777      -22%
Special items (1)                                            (242)          -                    (653)    (22,054)
Operating income including special items                    6,904      10,642      -35%        27,093      13,723       97%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                 $  12,250    $ 16,070      -24%    $   50,479  $   57,972      -13%
Capital expenditures                                        6,025      12,095      -50%        18,895      23,544      -20%
Free cash flow (3)                                          6,225       3,975       57%        31,584      34,428       -8%

Select Balance Sheet Data
Total assets                                                                               $  479,210  $  492,926       -3%
Net plant                                                                                     386,299     388,162        0%

Operating Data
Customers                                                                                     115,400     111,800        3%
Employees                                                                                         300         303       -1%
Customers per employee                                                                            385         369        4%
Gross margin(net revenue) per employee                  $  83,110    $ 82,066        1%    $  341,257  $  341,069        0%
Megawatt hours sold                                       434,844     397,349        9%     1,745,419   1,655,121        5%
Megawatt hours generated                                   93,873      93,744        0%       367,285     353,390        4%
Megawatt hours purchased                                  352,252     364,638       -3%     1,533,163   1,533,584        0%


(1) For 1998,  special items include Y2K and separation costs. For 1997, special items include the charge to earnings.
(2) Operating income excluding special items plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                   For the quarter ended               For the year ended
                                                        December 31,                      December 31,
                                                   -----------------------           -----------------------
                                                                             %                                 %
(Dollars in thousands, except operating data)         1998       1997      Change       1998       1997      Change
                                                   --------------------------------  --------------------------------
Citizens Public Services

Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                             $ 22,557    $ 17,810      27%    $  76,167   $  70,742       8%
Commercial distribution                                 4,368       3,855      13%       14,793      14,212       4%
Industrial distribution                                   263         232      13%        1,034         961       8%
Other                                                  (1,427)      1,281    -211%        1,790       3,804     -53%
Total revenues                                         25,761      23,178      11%       93,784      89,719       5%
Depreciation                                            2,591       2,473       5%       12,369      11,500       8%
Other operating expenses                               14,736      14,259       3%       53,275      51,678       3%
Operating income                                        8,434       6,446      31%       28,140      26,541       6%
Special items (1)                                        (344)          -                  (933)     (2,841)
Operating income including special items                8,090       6,446      26%       27,207      23,700      15%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                              $ 11,025    $  8,919      24%    $  40,509   $  38,041       6%
Capital expenditures                                   20,458      15,425      33%       30,793      32,171      -4%
Free cash flow (3)                                     (9,433)     (6,506)    -45%        9,716       5,870      66%

Select Balance Sheet Data
Total assets                                                                          $ 598,397   $ 556,559       8%
Net plant                                                                               514,218     457,576      12%

Operating Data
Customers                                                                               294,700     287,700       2%
Employees                                                                                   352         364      -3%
Customers per employee                                                                      837         790       6%
Revenue per employee                                 $ 73,185    $ 63,676      15%    $ 266,432   $ 246,481       8%
Billions of gallons of water delivered                    6.8         6.9      -1%         29.6        31.4      -6%
Billions of gallons of wastewater treated                 1.1         1.1       0%          5.1         5.0       2%


(1) For 1998, special items include Y2K and separation costs. For 1997, special items include the charge to earnings.
(2) Operating  income excluding special items plus  depreciation.
    This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1998 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis. The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.